

NetSol Technologies, Inc.

NasdaqCM: NTWK

Q3 2007 Financial Results Presentation

Najeeb U. Ghauri
Chairman & Chief Executive Officer

Tina Gilger
Chief Financial Officer

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

Najeeb U. Ghauri

Chairman & Chief Executive Officer

Consolidated Financial Highlights

Q3 2007 Highlights

- Revenues increased 51% to $7.6 million
  - Driven by strength in the Asia-Pacific division, which signed several significant new multi-million dollar contracts for LeaseSoft with global, blue chip brand names in the captive finance sector
- Operating income rose 90% to $511 thousand
- GAAP EPS was ($0.01)
- EBITDA was $675,639, or $0.04 per basic and diluted share

9-Months Highlights

- Revenues increased 47% to $20.7 million
- GAAP EPS was ($0.35)
- EBITDA was ~$1.6 million or $0.09 per basic and diluted share

Q3 Business Highlights – Asia Pacific

- Gained market share
  - Signed several new multi-million dollar contracts for LeaseSoft, our flagship vehicle portfolio management system, particularly in the China market, which is now the #1 revenue-generating marketing for NetSol
- Expanded e-Government work in Pakistan
  - Awarded new public sector project – Electronic Government Capacity Building & Office Automation Project for the Ministry of Health
- Extended joint venture project work
  - Grew project work with The Innovation Group (TiG), insurance outsourcing joint venture, by more than 30% during Q3

Looking Ahead – Asia Pacific

- LeaseSoft sales pipeline remains strong
  - Continuing to expand pipeline of opportunities in China, Australia, Thailand and New Zealand
  - Penetrating new target verticals, such as Fleet Management
- e-Government projects in Pakistan on track and opportunities expanding
  - NetSol's implementation of Land Record Management Information System (LRMIS) project is going well and on track in terms of major deliverables and milestones.*
  - e-Government project opportunities in the pipeline include e-Procurement, Telemedicine, Workflow Automation of Government Ministries, etc.

* NetSol is 1 of 4 IT companies currently executing a pilot project in competition for a $300 million Government of Punjab/World Bank-funded LRMIS project. The final 2 companies are expected to be announced in 1H CY'08.

Q3 Business Highlights – EMEA

- Further penetrated market in Europe
  - Awarded contract from leading European bank to design a new business partner portal for its insurance premium finance division
- Improved market position in the Middle East
  - Signed Memorandum of Understanding (MOU), valued in excess of $1 million, with major financial services operation in the Middle East to jointly establish an application hosting facility to support retail finance operations for vehicle distributors throughout the Gulf region
- Met client-driven benchmarks
  - Delivered LeaseSoft Decision Engine to the leasing operation of an international bank to provide for automatic underwriting decisions in its high volume small/middle ticket business

Looking Ahead – EMEA

- Continue to expand market and product reach
  - Good sales pipeline for Evolve, the entry-level Asset Finance solution for less than 2,500 agreements
  - Strong interest in LeaseSoft end-to-end processing solutions, origination to contract management
  - Anticipate further penetration into the UK broking market segment
- Actively identifying joint ventures and strategic partnerships
  - Formed a strategic partnership in the Broking market
  - Looking to build on the current solutions footprint

Q3 Business Highlights – North America

- Integration of US Operations is on track and progressing well
  - Leveraging offshore resources, improving internal resource utilization and marketing NetSol products in the US market
- Further developed sales pipeline
  - Penetrated potential customer opportunities, with some in contract negotiations as of close of Q3
  - Continued to sell IT services and upgrades to US customers
  - Identified key prospects for cross-selling product and IT services opportunities
- Enhanced sales infrastructure
  - Enhanced North American team with hiring of 3 seasoned sales professionals

Looking Ahead – North America

- Accelerate the integration process
  - Finalize infrastructure changes and plans
  - Further leverage offshore development team in Lahore
- Expand market and product reach
  - Further penetrate potential customer opportunities and close as many deals in quarter as possible
  - Continue to sell IT services and upgrade
  - Seek cross-selling opportunities, in particular for LeaseSoft modules Wholesale Finance System (WFS) and Credit Application Processing System (CAP)

Strong Annual Revenue Growth



$35,000,000
$30,000,000
$25,000,000
$20,000,000
$ 15,000,000
$ 10,000,000
$5,000,000
$0
CAGR 68%
FYE 6/30/03
FYE 6/30/04
FYE 6/30/05
FYE 6/30/06
FYE 6/30/07 E

Tina Gilger

Chief Financial Officer

Revenues

(Unaudited)
All numbers in thousands

	3-Months Ended March 31,		9-Months Ended March 31,	
	2007	**2006**	**2007**	**2006**
License Fees	$ 2,554	$ 1,790	$ 6,852	$ 3,952
Maintenance Fees	1,336	621	3,990	1,709
Services	3,726	2,635	9,864	8,379
Total Revenues	**$ 7,616**	**$ 5,046**	**$ 20,706**	**$ 14,040**

Revenues Mix

Q3 2007


ISP Provider, 3%
IT Consulting Services 46%
License Fees 34%
Maintenance Fees
18%

Cost of Sales

(Unaudited)
All numbers in thousands

	3-Months Ended March 31,		9-Months Ended March 31,	
	2007	2006	2007	2006
Salaries & consultants	$ 2,235	$ 1,611	$ 6,609	$ 4,098
Travel	447	189	1,195	429
Communication	33	31	114	83
Depreciation & amortization	241	216	592	494
Other	966	272	1,899	859
TOTAL Cost of Sales	**$ 3,922**	**$ 2,319**	**$ 10,409**	**$ 5,963**

Gross Margin


70%
60%
50%
40%
30%
20%
10%
0%
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007

Net Income (Loss) Per Share (diluted)



$0.05
$0.00
($0.05)
($0.10)
($0.15)
($0.20)
($0.25)
($0.30)
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007

EBITDA Per Share (diluted)



$0.08
$0.06
$0.04
$0.02
$0.00
($0.02)
($0.04)
4Q 2005
1Q 2006
2Q 2006
3Q 2006
4Q 2006
1Q 2007
2Q 2007
3Q 2007

Income Statement Highlights

All numbers in thousands

PERIOD ENDING	06/30/06	09/30/06	12/31/06	03/31/07
Total Revenue	**$ 4,650**	**$ 5,863**	**$ 7,227**	**$ 7,616**
Cost of Revenue	3,058	2,812	3,586	3,922
Gross Profit	1,593	3,051	3,641	3,694
Operating Income (Loss)	**$ (1,488)**	**$ (159)**	**$ 375**	**$511**
EBITDA	**$(672)**	**$ (342)**	**$ 527***	**$ 676**
Net Income (Loss) before Minority Interest	**$(1,449)**	**$ (1,049)**	**$ (4,094)****	**$ 339**
Minority Interest in Subsidiary	(254)	(247)	(559)	(568)
Net Income (Loss)	**$ (1,704)**	**$ (1,296)**	**$ (4,653)**	**$ (229)**
Dividend required for Preferred Stock	-	-	(66)	(94)
Net Income Applicable To Common Shares	**$ (1,704)**	**$ (1,296)**	**$ (4,718)****	**$ (323)**
EBITDA Per Share (basic and diluted)	**$(0.04)**	**$ (0.02)**	**$ 0.03 ***	**$ 0.04**
Earnings (Loss) Per Share (basic and diluted)	**$ (0.11)**	**$ (0.08)**	**$ (0.27)****	**$ (0.01)**

* Excludes one-time non-cash charge of $4.3 million

** Includes one-time non-cash charge of $4.3 million

Consolidated Balance Sheet Highlights

		March 31, 2007
ASSETS		
Current assets:		
Cash and cash equivalents	$ 3,382,970	
Accounts receivable, net of allowance for doubtful accounts	8,054,782	
Revenues in excess of billings	7,368,794	
Other current assets	2,588,747	
Total current assets		21,395,293
Intangibles:		
Total intangibles		15,386,274
Total assets		**$ 43,593,454**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable and accrued expenses	$ 4,219,078	
Billings in excess of revenues	3,471,434	
Due to officers	232,165	
Dividend to preferred stockholders payable	94,088	
Loans payable, bank	1,562,189	
Total current liabilities		10,502,959
Total liabilities		**10,727,758**
Minority interest		2,991,127
Stockholders' equity:		
Total stockholders' equity		**29,874,569**
Total liabilities and stockholders' equity		**$ 43,593,454**

Closing Remarks

Najeeb U. Ghauri

Chairman & Chief Executive Officer

Q4 2007 Outlook

- Continue to drive market share gains for LeaseSoft in the Asia-Pacific region
- Further penetrate e-Government and Fleet Management vertical markets
- Expand market and product reach in EMEA and North America
- Accelerate integration of McCue Systems

Capital Market Summary

Market/Symbol	NASDAQ: NTWK
Stock Price (as of 05-04-2007)	$1.89
Shares Outstanding (as of 05-04-2007)	19.7 million
Market Capitalization	~$37.2 million
Float	9.3 million shares
Cash (as of 03-31-2007)	~$3.4 million
Total Debt (as of 03-31-2007)	$1.2 million $225,000 = long-term leases
52-Week High/Low	$1.27 - $2.36
Fiscal Year End	June 30



NetSol Technologies, Inc.

NasdaqCM: NTWK

Thank you

To learn more about NetSol Technologies, Inc., visit
www.netsoltek.com